UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K/A
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 13, 2007
Volkswagen Dealer Finance, LLC
Volkswagen Credit Auto Master Owner Trust

(Exact Name of Registrant as Specified in Charter)

Delaware	333-125416	38-3528063

	333-125416-01	13-7255034

(State or other jurisdiction	(Commission File Number)	(Registrants’ IRS
of Incorporation)		Employer Id. Nos.)
3800 Hamlin Road, Auburn Hills, Michigan 48326
(Address of Principal Executive Offices) (Zip Code)
Registrant’s telephone number, including area code: (248) 340-6550
Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events
Item 9.01. Financial Statements, and Exhibits,
Exhibit Index
Volkswagen Credit Auto Master Owner Trust Filed 2005-1

Item 8.01. Other Events
     This Amendment relates to the Form 8-K relating to the October 20, 2006 payment date (originally filed with the Security and Exchange Commission on October 20, 2006), which inadvertently omitted the first page of Exhibit 99.1. This form 8-K/A corrects the omission by restating Exhibit 99.1 in its entirety.
Item 9.01. Financial Statements, and Exhibits,
(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits

Exhibit 99.1	Volkswagen Credit Auto Master Owner Trust Filed 2005-1 Servicer Certificate for the month ended September 30, 2006 provided to JPMorgan Chase Bank, as indenture trustee. (Filed with this report.)
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Volkswagen Credit Auto Master Owner Trust

By: Volkswagen Dealer Finance, LLC

By:	/S/ Timothy J. Flaherty

Timothy J. Flaherty

Exhibit Index

Exhibit
No.	Description
99.1	Volkswagen Credit Auto Master Owner Trust Filed 2005-1 Servicer Certificate for the month ended September 30, 2006 provided to JPMorgan Chase Bank, as indenture trustee. (Filed with this report.)